UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2004

                                DANA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

                   1-1063                                 34-4361040
          (Commission File Number)          (IRS Employer Identification Number)


                      4500 Dorr Street, Toledo, Ohio, 43615
          (Address of Principal Executive Offices, Including Zip Code)

                                 (419) 535-4500
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 9, 2004, Dana Corporation (the "Company") issued a press release (a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein) announcing that the Company has signed a definitive agreement to sell its automotive aftermarket business to The Cypress Group for approximately $1.1 billion in cash. The transaction, which is expected to close in the third quarter of 2004, is subject to the receipt of financing from committed sources by the purchaser and other customary conditions, including the receipt of regulatory approvals.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release issued by Dana Corporation on July 9, 2004.




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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Dana Corporation
                                       (Registrant)

Date:  July 9, 2004                    By:   /s/ Robert C. Richter
                                          -----------------------------------
                                          Name:  Robert C. Richter
                                          Title: Chief Financial Officer



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                                  EXHIBIT INDEX


         99.1     Press Release issued by Dana Corporation on July 9, 2004.